UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

_____________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 28, 2019

Aqua America, Inc.

(Exact Name of Registrant Specified in Charter)

Pennsylvania	001-06659	23-1702594
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

762 West Lancaster Avenue
Bryn Mawr, Pennsylvania	19010-3489
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 527-8000

__________________________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $.50 par value	WTR	New York Stock Exchange
6.00% Tangible Equity Units	WTRU	New York Stock Exchange

Item 8.01	Other Matters.

On October 28, 2019, Aqua America, Inc. (the “Company”) and its Pennsylvania subsidiary received the decision of the Administrative Law Judge (“ALJ”) with respect to the Pennsylvania Public Utility Commission’s (the “PaPUC”) review of the Company’s pending acquisition of the Peoples Gas entities through the acquisition of LDC Parent, LLC (“Peoples Gas”). The ALJ concludes that the Company is technically, legally, and financially fit to assume control of Peoples Gas, that the acquisition of Peoples Gas will affirmatively promote the service, accommodation, convenience, or safety of the public in some substantial way, and recommends that the PaPUC issue all approvals as are necessary for the Company to carry out the acquisition of Peoples Gas.

As disclosed previously by the Company, there are two intervenors to the PaPUC proceeding who have not settled with the Company. All parties to the matter before the PaPUC have 30 days to submit exceptions and reply exceptions to the ALJ’s decision, after which the matter will be before the PaPUC. We anticipate that any further action by the PaPUC will occur in December 2019 or in early 2020. As such, we now anticipate that the closing of the acquisition of Peoples Gas will occur in late 2019 or early in 2020. The Company has updated its investor presentation on its website to reflect this event and the related potential impact on the timing of its requested regulatory approval from the PaPUC.

Forward-looking statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, among others: the Company’s anticipated timing for securing all approvals from the Pennsylvania Public Utility Commission for the Peoples Gas acquisition and the closing of the Peoples Gas acquisition. There are important factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements including: the Company’s ability to successfully complete its acquisition of Peoples Gas in a timely manner; and other factors discussed in our Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q, which are filed with the Securities and Exchange Commission. For more information regarding risks and uncertainties associated with the Company’s business, please refer to the Company’s annual, quarterly and other SEC filings. The Company is not under any obligation—and expressly disclaims any such obligation—to update or alter its forward-looking statements whether as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AQUA AMERICA, INC.

By:	/s/ Christopher P. Luning
Christopher P. Luning
Executive Vice President, General Counsel and Secretary

Dated: October 28, 2019